                                                                    Exhibit 99.2
                                                                          Page 6


        CASE NAME:                                  Aerovox, Inc.                       COMPARATIVE BALANCE SHEET         FORM OPR-1
        CASE NUMBER:                                01-14680 jnf                        FOR MONTH ENDED:


                                                           MONTH         MONTH           MONTH           MONTH           MONTH
                                                         06/30/2001    07/28/2001      08/25/2001      09/29/2001      10/27/2001
                                                       --------------- ----------------------------------------------------------
     ASSETS

      CURRENT ASSETS:

        Cash                                               2,120,007      3,216,732       2,647,429     3,309,063    3,942,222
                                                        ------------   ------------    ------------  ------------ ------------

        Other negotiable instruments (i.e. CD's,                   0              0               0             0            0
                                                        ------------   ------------    ------------  ------------ ------------
           Treasury Bills, etc.)

        Accounts Receivable, Gross (OPR-3)                 9,542,941      8,296,232       8,653,189     8,252,242    7,769,402
                                                        ------------   ------------    ------------  ------------ ------------

        Less: Allowance for doubtful accounts               (470,686)      (489,852)     (1,289,852)   (1,304,057)  (1,327,909)
                                                        ------------   ------------    ------------  ------------ ------------

        Inventory, at cost                                12,346,523     12,306,850       2,086,700    11,548,622   11,492,000
                                                        ------------   ------------    ------------  ------------ ------------

        Prepaid expenses and other current assets            692,636        774,440         132,026        93,066       50,405
                                                        ------------   ------------    ------------  ------------ ------------

        Other:  Intercompany receivables (payables)        1,445,351      1,318,033       1,836,725       709,372      425,860
                                                        ------------   ------------    ------------  ------------ ------------

      TOTAL CURRENT ASSETS                              $ 25,676,771    $25,423,335     $24,066,217  $ 22,608,307 $ 22,351,980
                                                        ------------   ------------    ------------  ------------ ------------

      PROPERTY, PLANT, AND EQUIPMENT, AT COST             50,399,555     50,422,044      60,457,405    50,491,398   50,501,177
                                                        ------------   ------------    ------------  ------------ ------------

        Less: Accumulated Depreciation                   (23,756,755)   (24,037,799)    (24,324,559)  (24,567,963) (24,853,350)
                                                        ------------   ------------    ------------  ------------ ------------

      NET PROPERTY, PLANT AND EQUIPMENT                 $ 26,642,800   $ 26,384,245     $26,132,847  $ 25,923,435 $ 25,647,828
                                                        ------------   ------------    ------------  ------------ ------------

      OTHER ASSETS
        Investments                                       14,331,200     14,380,821      14,437,685    15,789,439   15,663,076
                                                        ------------   ------------    ------------  ------------ ------------

        Other:  Def. Fin. Cost and Org Costs                 177,604        176,521         175,438       174,355      173,272
                                                        -------------  ------------    ------------  ------------ ------------

        Other Assets (includes deposits)                   4,772,560      4,800,629       5,301,886     5,119,287    5,223,585
                                                        ------------   ------------    ------------  ------------ ------------

     TOTAL ASSETS                                       $ 71,600,935   $ 71,165,551    $ 70,114,072  $ 69,614,823 $ 69,059,741
                                                        ============   ============    ============  ============ ============

                                                             MONTH
                                                           12/01/2001
                                                      -----------------
     ASSETS

      CURRENT ASSETS:

        Cash                                                4,479,522
                                                        -------------

        Other negotiable instruments (i.e. CD's,                    0
                                                        -------------
           Treasury Bills, etc.)

        Accounts Receivable, Gross (OPR-3)                  7,467,141
                                                        -------------

        Less: Allowance for doubtful accounts              (1,340,439)
                                                        -------------

        Inventory, at cost                                 10,832,578
                                                        -------------

        Prepaid expenses and other current assets              86,073
                                                        -------------

        Other:  Intercompany receivables (payables)           193,415
                                                        -------------

      TOTAL CURRENT ASSETS                               $ 21,718,290
                                                        -------------

      PROPERTY, PLANT, AND EQUIPMENT, AT COST              50,522,978
                                                        -------------

        Less: Accumulated Depreciation                    (25,145,749)
                                                        -------------

      NET PROPERTY, PLANT AND EQUIPMENT                  $ 25,377,229
                                                        -------------

      OTHER ASSETS
        Investments                                        15,712,152
                                                        -------------

        Other:  Def. Fin. Cost and Org Costs                  172,189
                                                        -------------

        Other Assets (includes deposits)                    5,347,997
                                                        -------------

     TOTAL ASSETS                                        $ 68,327,858
                                                        =============

        CASE NAME:                                  Aerovox, Inc.
        CASE NUMBER:                                01-14680 jnf                                               FORM OPR-2
                                                             MONTH            MONTH           MONTH           MONTH
                                                            30-Jun-01        28-Jul-01       25-Aug-01       29-Sep-01
                                                          ---------------  --------------- --------------  ---------------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)                           1,237,839          966,949      1,214,663        1,295,437
                                                          ---------------  --------------- --------------  ---------------

   PRE PETITION LIABILITIES

   Priority Debt                                                 639,007          834,979        794,862          855,449*
                                                          ---------------  --------------- --------------  ---------------

   Secured Debt                                               28,505,919       28,505,919     28,505,919       29,300,919**
                                                          ---------------  --------------- --------------  ---------------

   Unsecured Debt                                             20,242,342       20,673,500     20,304,617       19,509,617**
                                                          ---------------  --------------- --------------  ---------------

   TOTAL PRE PETITION LIABILITIES                             49,387,269       50,014,399     49,605,398       49,665,985
                                                          ---------------  --------------- --------------  ---------------

   OTHER LIABILITIES PER BOOK                                  4,604,697        4,604,697      4,604,697        5,285,408
                                                          ---------------  --------------- --------------  ---------------

TOTAL LIABILITIES                                             55,229,805       55,586,045     55,424,758       56,246,831
                                                          ---------------  --------------- --------------  ---------------

SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK                                     1,762,800        1,670,495      1,482,800        1,524,800
                                                          ---------------  --------------- --------------  ---------------

   COMMON STOCK                                                5,450,979        5,450,979      5,450,979        5,450,979
                                                          ---------------  --------------- --------------  ---------------

   PAID IN CAPITAL                                             1,172,366        1,172,366      1,172,366        1,172,366
                                                          ---------------  --------------- --------------  ---------------

   RETAINED EARNINGS

   Through Filing Date                                         9,674,670        9,674,670      9,674,670        9,674,670
                                                          ---------------  --------------- --------------  ---------------

   Post Filing Date                                              133,124         (437,156)    (1,119,359)      (1,931,786)
                                                          ---------------  --------------- --------------  ---------------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)              (1,822,809)      (1,951,849)    (1,972,142)      (2,523,036)
                                                          ---------------  --------------- --------------  ---------------

TOTAL SHAREHOLDERS' EQUITY                                    16,371,130       15,579,505     14,689,315       13,367,992
                                                          ---------------  --------------- --------------  ---------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                         $71,600,935      $71,165,551    $70,114,072      $69,614,823
                                                          ===============  =============== ==============  ===============
                                                      MONTH          MONTH
                                                     10/27/01        12/01/01
                                                  --------------  -------------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)                  1,780,479      2,087,607
                                                  --------------  -------------

   PRE PETITION LIABILITIES

   Priority Debt                                        804,373        777,612
                                                  --------------  -------------

   Secured Debt                                      29,300,919     29,300,919
                                                  --------------  -------------

   Unsecured Debt                                    19,509,617     19,509,617
                                                  --------------  -------------

   TOTAL PRE PETITION LIABILITIES                    49,614,910     49,588,148
                                                  --------------  -------------

   OTHER LIABILITIES PER BOOK                         5,285,408      5,285,408
                                                  --------------  -------------

TOTAL LIABILITIES                                    56,680,798     56,961,164
                                                  --------------  -------------

SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK                            1,373,800      1,253,800
                                                  --------------  -------------

   COMMON STOCK                                       5,450,979      5,450,979
                                                  --------------  -------------

   PAID IN CAPITAL                                    1,172,366      1,172,366
                                                  --------------  -------------

   RETAINED EARNINGS

   Through Filing Date                                9,674,670      9,674,670
                                                  --------------  -------------

   Post Filing Date                                  (2,669,197)    (3,559,922)
                                                  --------------  -------------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)     (2,623,675)    (2,625,199)
                                                  --------------  -------------

TOTAL SHAREHOLDERS' EQUITY                           12,378,943     11,366,694
                                                  --------------  -------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                $69,059,741    $68,327,858
                                                  ==============  =============

* Massachusetts state income tax liability calculated to be $77,000, and various franchise tax liability totaling $38,000 over the amount previously accrued.
** Corrections to classifications of two liabilities:
       1.) Reclassification of Industrial Revenue Bond liability from secured to unsecured ($684,000).
       2.) Reclassification of note payable to prior owners of Mexico City business guarenteed by pledge of Aerovox de Mexico stock from unsecured to secured ($1,591,000).